Exhibit 21.1

GENESIS ENERGY, L.P.
Subsidiaries of the Registrant

Genesis Crude Oil, L.P. – Delaware limited partnership (99.99% limited partner interest owned by Genesis Energy, L.P.) – holds 50% interest in Sandhill Group, LLC

Genesis Pipeline Texas, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

Genesis Pipeline USA, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

Genesis CO2 Pipeline, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

Genesis Natural Gas Pipeline, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.)

Genesis Syngas Investments, L.P. – Delaware limited partnership (100% limited partner interest owned by Genesis Crude Oil, L.P.) – holds 50% interest in T&P Syngas Supply Company

Genesis Pipeline Alabama, LLC – Alabama limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Genesis Energy Finance Corporation – Delaware corporation (owned 100% by Genesis Crude Oil, L.P.)

Genesis Davison, LLC – Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Davison Petroleum Supply, LLC – Delaware limited liability company (100% member interest owned by Genesis Davison, LLC)

Davison Transportation Services, LLC – Delaware limited liability company (100% member interest owned by Genesis Davison, LLC)

Davison Transportation Services, Inc. – Delaware corporation (owned 100% by Genesis Davison, LLC)

Red River Terminals, L.L.C. – Louisiana limited liability company (100% owned by Genesis Davison, LLC)

Fuel Masters, LLC – Texas limited liability company (100% owned by Davison Petroleum Supply, LLC)

TDC, L.L.C. – Louisiana limited liability company (100% owned by Davison Petroleum Supply, LLC)

TDC Services Corporation, Inc. – Delaware corporation (100% owned by Davison Transportation Services, Inc.)

Genesis NEJD Holdings, LLC - Delaware limited liability company (100% member interest owned by Genesis Energy, L.P.)

Genesis NEJD Pipeline, LLC - Delaware limited liability company (100% member interest owned by Genesis NEJD Holdings, LLC)

Genesis Free State Holdings, LLC - Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.)

Genesis Free State Pipeline, LLC - Delaware limited liability company (100% member interest owned by Genesis Free State Holdings, LLC)

Genesis Marine Investments, LLC - Delaware limited liability company (100% member interest owned by Genesis Crude Oil, L.P.) – holds effective 49% economic interest in DG Marine Transportation, LLC